SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
                           January 9, 2003

                       Lehman Brothers Holdings Inc.
           (Exact name of registrant as specified in its charter)

                              Delaware
                   (State or other jurisdiction of incorporation)

         1-9466                                              13-3216325
 (Commission File Number)                    (IRS Employer Identification No.)

                            745 Seventh Avenue
                           New York, NY 10019
                       (Address of principal (Zip Code)
                         executive offices)

         Registrant's telephone number, including area code:

                           (212) 526-7000



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Item 5.  Other Events

         On January 9, 2003, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release announcing that it will record in its 2002 fourth quarter the recently announced regulatory settlement regarding allegations of research analyst conflicts of interest, and amending its previous earnings announcement on December 19, 2002.

         A copy of the press release follows as Exhibits 99.1 through 99.4 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report.

         Exhibit 99.1 Press Release announcing recording of research analyst settlement

         Exhibit 99.2           Selected Statistical Information
                                (Preliminary and Unaudited)

         Exhibit 99.3           Consolidated Statement of Income
                                Three Months Ended November 30, 2002 and 2001 (Preliminary and Unaudited)

         Exhibit 99.4           Consolidated Statement of Income
                                Twelve Months Ended November 30, 2002 and 2001 (Preliminary and Unaudited)


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


                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEHMAN BROTHERS HOLDINGS INC.
                                                       (Registrant)


Date:   January 9, 2003                 By: /s/ David Goldfarb
                                                ------------------------------
                                                David Goldfarb
                                                Chief Financial Officer
                                               (Principal Financial Officer)

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


                                  EXHIBIT INDEX

Exhibit 99.1 Press Release announcing recording of research analyst settlement

Exhibit 99.2                    Selected Statistical Information
                                (Preliminary and Unaudited)

Exhibit 99.3                    Consolidated Statement of Income
                                Three Months Ended November 30, 2002 and
                                2001 (Preliminary and Unaudited)

Exhibit 99.4                    Consolidated Statement of Income
                                Twelve Months Ended November 30, 2002 and
                                2001 (Preliminary and Unaudited)



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